UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:         January 31, 2002

CENTURYTEL, INC.
(Exact name of registrant as specified in its charter)

Louisiana (State or other jurisdiction of incorporation)	1-7784 (Commission File Number)	72-0651161 (IRS Employer Identification No.)

 100 CenturyTel Drive
Monroe, Louisiana 71203
(Address of principal executive offices)(Zip Code)

(318) 388-9000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Item 5. Other Events.

In its January 31, 2002 press release announcing its fourth quarter 2000 financial results, the Company reported there to be 795,277 Wireless Units in Majority-Owned Markets as of December 31, 2001. The correct number of Wireless Units in Majority-Owned Markets as of December 31, 2001 was actually 797,340.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURYTEL, INC.

By: /s/ Neil A. Sweasy
Neil A. Sweasy Vice President and Controller

 Dated: January 31, 2002